                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 June 18, 1999
                                 -------------
                        (Date of Earliest Event Reported)


                         Objective Communications, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


   Delaware                   000-22235                     54-1707962
   --------                   ---------                     ----------
  (State of                 (Commission                   (I.R.S. Employer
 Incorporation)             File Number)                 Identification Number)

    50 International Drive, Portsmouth, New Hampshire                 03801
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(Address of Principal Executive Offices)                             (Zip Code)



                                 (603) 334-6700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.


            On June 18, 1999, Objective Communications, Inc., a Delaware corporation (the "Company"), completed a public offering (the "Offering") of 2,000,000 units (individually, a "Unit" and collectively, the "Units"), each Unit consisting of three shares of common stock, par value $.01 per share of the Company (the "Common Stock"), and two warrants to purchase shares of Common Stock (individually, a "Warrant" and collectively, the "Warrants"). Each Warrant gives the holder the right to purchase one share of Common Stock for $4.00. The net proceeds to the Company from the Offering are estimated to be $12,600,000. The Company intends to use the net proceeds from the offering and sale of the Units for the following purposes: (i) $2,900,000 for repayment of unsecured promissory notes; (ii) $2,660,000 for research and development; (iii) $2,320,000 for sales and marketing and customer support obligations; (iv) $2,770,000 for repayment of certain outstanding indebtedness and other obligations; (v) $300,000 for investment in capital equipment; (vi) $132,000 for overdue payments on capital lease obligations; and (vii) the remainder for working capital and for general corporate purposes.

            Effective with the closing of the Offering and the receipt by the Company of the net proceeds, the Company believes that it satisfies the final exception pursuant to which the quotation of the Company's Common Stock was transferred to The Nasdaq SmallCap Market. Specifically, filed with this Current Report on Form 8-K is a May 31, 1999 balance sheet, with pro forma adjustments for any significant events or transactions occurring on or before the date of this Current Report on Form 8-K. By demonstrating compliance with this final requirement, the Company believes that it has satisfied all requirements for the for the continued listing of its Common Stock on The Nasdaq SmallCap Market.

ITEM 7.     FINANCIAL STATEMENTS.

(a) Financial Statements. Balance sheet of the Company as of May 31, 1999 (actual) and pro forma as of such date to give effect to all significant events or transactions occurring between June 1, 1999 and June 18, 1999.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                OBJECTIVE COMMUNICATIONS, INC.



Date:  June 18, 1999            By:  /s/ Robert H. Emery
                                    --------------------
                                    Robert H. Emery
                                    Vice President, Administration and Finance







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                         OBJECTIVE COMMUNICATIONS, INC.
                                 Balance Sheets


                                     ASSETS
                                                                                                            Pro Forma (1)
                                                                                       May 31,                 May 31,
                                                                                         1999                   1999
                                                                                         ----                   ----
                                                                                                 (Unaudited)
Current assets:
Cash and cash equivalents                                                           $     227,372           $   7,330,745
Accounts receivable                                                                        56,882                  56,882
Inventory                                                                               6,582,441               6,582,441
Other current assets                                                                      509,760                 140,781
                                                                                    -------------           -------------
Total current assets                                                                    7,376,455              14,110,849

Property and equipment, net                                                             2,351,048               2,351,048
Trademarks and patents                                                                    200,485                 200,485
Other assets                                                                              371,725                  70,404
                                                                                    -------------           -------------
                                                                                    $  10,299,713           $  16,732,786
                                                                                    =============           =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Notes payable                                                                       $     119,281           $     119,281
Unsecured promissory notes - net of unamortized discount                                1,958,250                       -
Subordinated convertible debentures                                                     3,268,546                       -
Accounts payable                                                                        3,424,161               1,774,161
Deferred revenue                                                                                -                       -
Accrued liabilities                                                                       807,219                 807,219
Current portion of long term debt                                                       1,750,239                 600,239
Obligations under capital lease, current portion                                           98,408                  98,408
                                                                                    -------------           -------------
Total current liabilities                                                              11,426,104               3,399,308

Obligations under capital lease                                                            60,358                  60,358
Long term debt                                                                          2,772,841               2,772,841

Stockholders' equity (deficit):
Preferred stock                                                                         1,197,917                       -
Common stock - par                                                                          9,808                  79,121
Additional paid-in capital                                                             38,402,640              55,260,805
Deficit accumulated during development stage                                         (43,569,955)            (44,839,647)
                                                                                    -------------           -------------
Total stockholders' equity (deficit)                                                  (3,959,590)              10,500,279
                                                                                    -------------           -------------
                                                                                    $  10,299,713           $  16,732,786
                                                                                    =============           =============

Tangible Net Book Value                                                             $ (4,160,075)           $  10,299,794

(1) The pro forma column presents our unaudited financial information as of May 31, 1999 on a pro forma as adjusted basis to reflect: (i) the completion on June 18, 1999, of our public offering (the "Offering") of 2,000,000 units, each unit consisting of three shares of our common stock and two redeemable common stock purchase warrants, at a public offering price of $7.50 per unit, and the receipt of the net proceeds therefrom; (ii) the conversion of the outstanding 209,091 shares of our Series B 5% Cumulative Convertible Preferred Stock, and accrued and unpaid dividends thereon, to 62,162 shares of our common stock upon the completion of our Offering on June 18, 1999; (iii) the conversion of the $3.125 million original principal amount of our 5% Convertible Debentures due 2003, and accrued and unpaid interest thereon, to 873,415 shares of our common stock immediately following the completion of our Offering on June 18, 1999;
(iv) the surrender of 4,284 shares of our common stock by two stockholders for no consideration on June 14, 1999; (v) the repayment of the principal amount of and interest on our outstanding unsecured promissory notes in the original principal amount of $2.85 million, which bear interest at the rate of 10% per year and were issued in February 1999; (vi) the repayment of $1.1 million principal amount of certain outstanding long-term debt which bear interest at rates ranging from 7% to 12% annually; and (vii) the repayment of a portion of our outstanding accounts payable.